UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2022

BLUE FOUNDRY BANCORP
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40619	86-2831373
(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

19 Park Avenue, Rutherford, New Jersey		07070
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 939-5000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BLFY	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 25, 2022, the stockholders of Blue Foundry Bancorp (the “Company”) approved the Blue Foundry Bancorp 2022 Equity Incentive Plan (the “Equity Plan”).  A description of the material terms of the Equity Plan is contained in the Company’s definitive proxy statement for the Annual Meeting of Stockholders of the Company held on August 25, 2022, which was filed with the Securities and Exchange Commission on July 18, 2022. A copy of the Equity Plan is being filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of the Company was held on August 25, 2022.  The final results of the vote on each matter submitted to a vote of stockholders are as follows:

1.	The following individuals were elected as directors of the Company for three-year terms or until their successors are duly elected and qualified, by the following vote:

	For	Withhold	Broker Non-Votes

James D. Nesci	13,447,525	7,142,711	4,209,945
Patrick H. Kinzler	13,119,571	7,470,665	4,209,945
Mirella Lang	13,489,273	7,100,963	4,209,945

2.	The appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified by the following vote:

For	Against	Abstentions
22,670,787	1,548,352	581,042

3.	The Blue Foundry Bancorp 2022 Equity Incentive Plan was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
14,542,821	5,904,318	143,097	4,209,945

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Title

10.1
Blue Foundry Bancorp 2022 Equity Incentive Plan (incorporated by reference to Appendix A to the Proxy Statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on July 18, 2022 (File No. 001-40619))

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Blue Foundry Bancorp
DATE: August 25, 2022	By:	/s/ James D. Nesci
James D. Nesci President and Chief Executive Officer